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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 23, 2001


                         American Honda Receivables Corp.
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             (Exact name of registrant as specified in its charter)



           California                    333-92827                33-0526079
-------------------------------   ------------------------   -------------------
  (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                    Identification No.)


American Honda Receivables Corp.
      700 Van Ness Avenue
      Torrance, California                                          90501
-------------------------------                              -------------------
(Address of Principal Executive                                   (Zip Code)
           Offices)

        Registrant's telephone number, including area code  (310) 781-4100

                                  No Change
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         (Former name or former address, if changed since last report)



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    Item 5.       OTHER EVENTS


            In connection with the offering of Honda Auto Receivables 2001-1 Owner Trust, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

    Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

    (a)     Not applicable


    (b)     Not applicable


    (c) Exhibit 99.1 - Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES


            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       American Honda Receivables Corp.

                                       Registrant



                                       By: /s/ Y. KOHAMA
                                          --------------------------------
                                           Name:  Y. Kohama
                                           Title: President



Dated:  February 23, 2001


                                       3
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                                  EXHIBIT INDEX

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Exhibit No.      Description
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
99.1             Related Computational Materials (as defined in Item 5 above).

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